EXHIBIT 32.2

CERTIFICATION
PURSUANT TO 18
U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Quarterly Report of Adamas One Corp. (the “Company”) on Form 10-Q/A for the period ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Rob Wiley, Chief Financial Officer (Principal Financial Officer) of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Quarterly Report fully complies with the requirements of Section 13a-14(b) or 15d-14(b) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 23, 2024	By:	/s/ Steven Staehr
	Name:	Steven Staehr
	Title:	Chief Financial Officer (Principal Financial Officer)